UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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NOVO INTEGRATED SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100
Bellevue, WA 98004

July 8, 2022

Dear Stockholders:

Novo Integrated Sciences, Inc. is holding a Virtual Annual Meeting (the “Annual Meeting”) on Friday, August 19, 2022 at 1:00 p.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting https://us06web.zoom.us/j/88692519135?pwd=d1gybFFxOXR4NS9NQSt3dk1YcUhaQT09 (Passcode: 405898). You will need to provide your Control ID that is on your proxy card. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of Novo Integrated Sciences, Inc.’s common stock at the close of business on June 22, 2022 are entitled to vote at the Annual Meeting.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can cast your vote at the virtual Annual Meeting. If you vote by proxy and also participate in the virtual Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment and interest in Novo Integrated Sciences, Inc. and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Robert Mattacchione
Robert Mattacchione Chairman of the Board and Chief Executive Officer

NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Novo Integrated Sciences, Inc., a Nevada corporation (“Novo”), will hold a Virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, August 19, 2022, beginning at 1:00 p.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect five directors nominated by Novo’s Board of Directors, based on the recommendation of Novo’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2.	To hold a non-binding advisory vote on executive compensation;

3.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes;

4.	To ratify the appointment of SRCO Professional Corporation as Novo’s independent registered public accounting firm for the fiscal year ending August 31, 2022; and

5.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

Novo’s Board of Directors has fixed the close of business on June 22, 2022 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

By order of the Board of Directors,

/s/ Robert Mattacchione
Chairman of the Board and Chief Executive Officer

July 8, 2022

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100
Bellevue, WA 98004

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company,” “Novo,” “we,” “our” or “us”), of proxies to be voted at our 2022 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Friday, August 19, 2022, beginning at 1:00 p.m., Eastern Time, at https://us06web.zoom.us/j/88692519135?pwd=d1gybFFxOXR4NS9NQSt3dk1YcUhaQT09 (Passcode: 405898). You will need to provide your Control ID that is on your proxy card to gain access to the Annual Meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.001 per share, at the close of business on June 22, 2022 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	To elect five directors nominated by Novo’s Board of Directors, based on the recommendation of Novo’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting;

2.	To hold a non-binding advisory vote on executive compensation;

3.	To hold a non-binding advisory vote on the frequency of executive compensation advisory votes;

4.	To ratify the appointment of SRCO Professional Corporation (“SRCO”) as Novo’s independent registered public accounting firm for the fiscal year ending August 31, 2022; and

5.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

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How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board; and FOR Proposals 2, 3 and 4.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

How many shares of common stock are outstanding?

As of the Record Date, there were 30,659,073 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Pacific Stock Transfer Company (“Pacific Stock”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by Novo.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 4 (ratification of the appointment of SRCO as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 4. However, Proposals 1, 2 and 3 are non-routine matters for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

You can vote your shares in one of two ways: either by proxy or in person (virtually) at the Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend (virtually) the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the virtual Annual Meeting.

Because many stockholders will not attend the virtual Annual Meeting personally, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by signing and returning the enclosed proxy card, your shares can be voted at the virtual Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1, 2, 3 and 4, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy card.

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Voting via the Internet

You can vote your shares via the Internet by accessing https://ipst.pacificstocktransfer.com/pxlogin and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

Voting by Telephone

You can vote your shares by telephone by calling the number provided on the voting website (https://ipst.pacificstocktransfer.com/pxlogin) and on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the telephone, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by filling out the enclosed proxy card and returning it per the instructions on the card.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;

●	Delivering a valid, later-dated proxy in a timely manner; or

●	Voting at the virtual Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 15,329,537 shares of common stock, in person (virtually) or by proxy at the Annual Meeting, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

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What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposals 1, 2 and 3 are non-routine items. If you do not give your broker instructions with regard to this proposal, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to these proposals.

Our management believes that Proposal 4 (ratification of the appointment of SRCO as our independent registered public accounting firm for the fiscal year ending August 31, 2022) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the virtual Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 4. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1 (election of directors), election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposals 2 and 4

With respect to Proposal 2 (non-binding advisory vote on executive compensation) and 4 (ratification of auditors), adoption of each of the proposals requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). With respect to each of Proposals 2 and 4, you may vote “for,” “against” or “abstain” from voting on each such proposal. Abstentions will have the effect of a vote “against” the respective proposal. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote for Proposals 2 and 4.

Proposal 3

With respect to Proposal 3 (non-binding advisory vote on the frequency of executive compensation advisory votes), the frequency of the advisory vote (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. With respect to Proposal 3, you may vote every “one year,” “two years,” or “three years” or “abstain” from voting on Proposal 3. If you “abstain” from voting with respect to Proposal 3, your vote will have no effect on this proposal. Broker non-votes will have no effect on the vote for Proposal 3.

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How will my common stock be voted at the Annual Meeting?

At the Annual Meeting, the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares of common stock as you instruct. If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors proposal);

●	FOR Proposal 2 (non-binding advisory vote on executive compensation);

●	FOR Proposal 3 (non-binding advisory vote on the frequency of executive compensation advisory votes); and

●	FOR Proposal 4 (ratification of auditors).

What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. Note, however, that Proposal 2 (non-binding advisory vote on executive compensation proposal) and Proposal 3 (non-binding advisory vote on the frequency of executive compensation advisory votes) are non-binding advisory votes only and will not overrule any decision by the Board or require the Board to take any action. Also, if Proposal 4 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of the Company and its stockholders.

Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board is comprised of five directors. Our Board has determined in its business judgment that three of our directors (Messrs. Flesias, Pope and Ali) are independent in accordance with The Nasdaq Capital Market (“Nasdaq Capital Market”), the Sarbanes-Oxley Act and related SEC rules.

Until June 30, 2022, our Board was comprised of seven directors: Robert Mattacchione, Christopher David, Pierre Dalcourt, Alex Flesias, Michael Gaynor, Robert Oliva and Michael Pope. On June 30, 2022, Messrs. Dalcourt, Gaynor and Oliva resigned as directors and the size of the Company’s Board was reduced to five members. Also on June 30, 2022, the Board appointed Sarfaraz Ali to serve as a member of the Board. Accordingly, the Board currently is comprised of the following five directors: Robert Mattacchione, Christopher David, Alex Flesias, Michael Pope, and Sarfaraz Ali.

Based on the recommendation of the Company’s independent directors, the Board recommends a vote FOR Messrs. Mattacchione, David, Flesias, Pope and Ali. If re-elected, Messrs. Mattacchione, David, Flesias, Pope and Ali will serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

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Vote Required

Election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. MATTACCHIONE, DAVID, FLESIAS, POPE AND ALI.

Below is biographical and other information about the nominees for election as director, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Name	Age	Positions with the Company and Biography
Robert Mattacchione	54

Mr. Mattacchione has served as the Company’s Chairman of the Board and Chief Executive Officer since October 2018. He is a co-founder and the Chairman of Novo Healthnet Limited, which was founded in September 2013 and acquired by the Company in May 2017.

Mr. Mattacchione brings knowledge and experience leading the development of operational business interests worldwide, including mining exploration and production of natural resources in Europe and South America, pharmaceutical product development and manufacturing in Africa and Europe, and renewable energy development and production in South America. Mr. Mattacchione provides the Company with deep experience in formulating adaptive strategies, analyzing processes and engaging highly qualified personnel. Mr. Mattacchione does not hold, and has not previously held, any directorships in any reporting companies.

On June 1, 2012, the Financial Services Commission of Ontario entered a cease-and-desist order against Mr. Mattacchione and a company with which Mr. Mattacchione was affiliated. Pursuant to the order, Mr. Mattacchione was required to cease and desist from making and/or publishing any statements to the effect that an affiliate of Mr. Mattacchione can arrange for, secure or facilitate insurance coverage until a contract or insurance providing for such coverage has been put in place in compliance with applicable laws and regulations. The order does not prohibit Mr. Mattacchione or his affiliate from conducting business, or continuing in business or other operations, but requires that a specific contract be put in place prior to proceeding with certain marketing. Following a hearing, the Superintendent did not impose penalties or make any findings of wrongdoing against Mr. Mattacchione. Mr. Mattacchione asserted that he had not approved any marketing for release and when he saw that the same had been distributed, immediately required that it cease, even prior to the Superintendent’s action.

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Name	Age	Positions with the Company and Biography
Christopher David	63

In August 2014, Mr. David was appointed as the Company’s Secretary, Treasurer and Board Director. In May 2015, Mr. David was appointed as the Company’s President and resigned as the Company’s Secretary and Treasurer. In June 2021, Mr. David was appointed as the Company’s Chief Operating Officer.

Mr. David brings knowledge and experience based on his past 25 years as a private investor in both private and public companies. In addition, Mr. David has been an advisor on operational, internal control, marketing and finance matters to numerous small and medium size businesses in the pharmaceutical, biotech, television-movie media, real-estate, technology and industrial commodity industries. Mr. David had been a shareholder of the Company for over 6 years prior to assuming his duties as the Company’s Secretary, Treasurer and Board Director in August 2014.

Mr. David does not hold, and has not previously held, any directorships in any reporting companies. Prior to Mr. David professional business career, he retired from the U S Navy officer ranks in 1994. Mr. David is a 1989 graduate of University of Washington with a B.A. degree in Political Science.

Alex Flesias, B.A., LLB	48	Mr. Flesias has been a partner at Hammond Flesias Law Firm in Toronto, Canada since 2007. Mr. Flesias manages a general commercial litigation practice with a strong focus on construction and real estate related matters. He has extensive experience litigating complex disputes involving financial institutions, as well as landlord-tenant matters. In 1997, Mr. Flesias graduated with an Honours Bachelor of Arts Degree in Political Science and History from the University of Toronto, followed by earning his Master of Arts degree in Political Science at York University in 1998. Mr. Flesias obtained his LLB from Osgoode Hall Law School in 2000. As a lawyer with vast exposure to the business world, Mr. Flesias provides the Company with a unique diversity of thought and background integral to making well informed decisions and judgments.

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Name	Age	Positions with the Company and Biography
Michael Pope	42	Mr. Pope serves as the CEO and Chairman at Boxlight Corporation (Nasdaq: BOXL), a global provider of interactive technology solutions, where he has been an executive since July 2015 and director since September 2014. Mr. Pope has led Boxlight through nine acquisitions from 2016 to 2020, a Nasdaq IPO in November 2017, and over $100 million in debt and equity fundraising. He previously served as Managing Director at Vert Capital, a private equity and advisory firm from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq:ADBE) in 2009) and Assurance Associate at Grant Thornton. He holds an active CPA license and serves on the boards of various organizations. Mr. Pope has served as a member of the board of directors of Focus Universal, Inc. (OTCQB: FCUV) (“Focus Universal”) since June 2018. Focus Universal is a universal smart instrument developer and manufacturer specializing in the development and commercialization of novel and proprietary universal smart technologies and instruments. In addition, Mr. Pope served as a director of DS Healthcare Group, Inc. (“DS Healthcare”), a developer of proprietary technologies and products for hair care and personal care needs, from April 2015 to April 2016. DS Healthcare was previously registered under Section 12(g) of the Securities Exchange Act of 1934, as amended. Mr. Pope earned his undergraduate and graduate degrees in accounting from Brigham Young University with academic honors. Our Board believes Mr. Pope’s broad and extensive finance and operations experience uniquely position him to provide a wide array of insight and knowledge as the Company pursues its next phase of growth and expansion.

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Name	Age	Positions with the Company and Biography
Sarfaraz Ali	40

Mr. Ali brings over 17 years of knowledge and experience in the ownership and development of operational business enterprises worldwide, including supermarket chains, bakery chain stores, ride-share services, and clean water products in Bangladesh, commercial real estate and blockchain technology implementation in Canada, private equity investment and financing in Dubai, and international trade of consumer goods based primarily in Thailand.

Mr. Ali provides the Company with proven expertise in delivering system and operational efficiency while managing aggressive, yet sustainable growth. As a successful business owner, he brings the Company a wealth of knowledge in areas related to formulating adaptive strategies, supply-chain management, retail marketing, product manufacturing, B2B and B2C e-commerce strategies and implementation, and product distribution worldwide.

Since 2006, Mr. Ali has served as the CEO and Executive Director of Khulshi Mart which operates supermarket stores and other private enterprises in Bangladesh. Since 2010, Mr. Ali has served as the CEO and Executive Director of K Bakery Outlets, a chain of fresh food stores operating in Bangladesh.

In addition, since 2010, Mr. Ali has been a board member of Grameen Solutions, Ltd, the flagship technology company of the Grameen family of organizations founded in 1999 by Dr. Muhammad Yunus, a recipient of the Nobel Peace Prize in 2006, the U.S. Presidential Medal of Freedom in 2009, and the Congressional Gold Medal in 2010 for pioneering the concepts of microcredit and microfinance. In addition, Mr. Ali holds board of director positions in private companies located in the Middle East and South Asia.

In 2002, Mr. Ali earned his B.S. degree in finance and accounting from Indiana University of Pennsylvania. Mr. Ali holds dual citizenship of both Bangladesh and Canada.

Mr. Ali does not hold, and has not previously held, any directorships in any reporting companies.

There are no family relationships among any of the Company’s directors or executive officers.

Our officers and directors are well qualified as leaders. In their prior positions, they have gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Our officers and directors also have experience serving on boards of directors and board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies.

Our officers are elected by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate.

Corporate Governance

Director Independence

Our Board of Directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board of Directors has determined that (i) Messrs. Pope, Flesias and Ali do not have a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities and that each of these directors is “independent” as that term is defined under the listing standards of Nasdaq, and (ii) Messrs. Mattacchione and David are not independent directors.

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In order to be considered independent for purposes of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors and its Committees

Our business and affairs are managed under the direction of our Board of Directors. The number of directors is fixed by our Board of Directors, subject to our articles of incorporation and our bylaws. Currently, our Board of Directors consists of five directors.

During the fiscal year ended August 31, 2021, the Board held two meetings. Each of our directors attended at least 75% of all the meetings of the Board and those committees on which he or she served during the fiscal year ended August 31, 2021, either in person or telephonically.  The Board of Directors encourages all members to attend stockholder meetings, but has not adopted a formal policy regarding attendance.

Our Board of Directors has established three standing committees—the audit committee, compensation committee, and nominating and corporate governance committee—each of which operates under a charter that has been approved by our Board of Directors. We have appointed persons to the Board of Directors and committees of the Board as required meeting the corporate governance requirements of the Nasdaq Listing Rules.

Audit Committee

Each of Messrs. Pope, Flesias and Ali are members of the Audit Committee. Each of our Audit Committee members is an independent director under the Nasdaq listing rules, as members of the Audit Committee. Mr. Pope serves as Chairman of the Audit Committee. Mr. Pope satisfies the definition of “audit committee financial expert” within the meaning of SEC regulations and the Nasdaq listing rules. In making a determination on which member will qualify as a financial expert, our Board of Directors considered the formal education and nature and scope of such members’ previous experience. The Audit Committee held three meetings during the fiscal year ended August 31, 2021.

Our Audit Committee is responsible for, among other things:

●	To oversee our accounting and financial reporting and disclosure processes and the audit of our financial statements.
●	To select and retain an independent registered public accounting firm to act as our independent auditors.
●	To review with management, the internal audit department and our independent auditors the adequacy and effectiveness of our financial reporting processes, internal control over financial reporting and disclosure controls and procedures, including any significant deficiencies or material weaknesses.
●	To review and discuss with our independent auditors and management our annual audited financial statements (including the related notes), the form of audit opinion to be issued by the auditors on the financial statements and the disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” to be included in our annual report on Form 10-K.
●	To review and approve the functions of our accounting department and approve the hiring or dismissal of the Chief Financial Officer, or such person as may, from time to time, be delegated such internal audit function by the Board.
●	To review and discuss with management policies and guidelines to govern the process by which management assesses and manages our risks.
●	To establish and oversee procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

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●	To review, approve and oversee any transaction between us and any related person and any other potential conflict of interest situations.
●	To meet at least four times a year to fulfill its responsibilities.
●	To review the audit committee charter at least annually and recommend any proposed changes to the Board for approval.

Compensation Committee

Each of Messrs. Pope, Flesias and Ali serve as members of the Compensation Committee. Mr. Ali serves as Chair of the Compensation Committee. The Compensation Committee held one meeting during the fiscal year ended August 31, 2021.

Our Compensation Committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our Compensation Committee is responsible for, among other things:

●	To review and approve the compensation of the Chief Executive Officer and to approve the compensation of all other executive officers.
●	To review, and approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.
●	To review our incentive compensation arrangements.
●	To review and recommend to the Board for approval the frequency with which we will conduct Say on Pay Votes.
●	To review director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.
●	To meet at least two times a year.
●	To review the compensation committee charter at least annually and recommend any proposed changes to the Board for approval.

Nominating and Corporate Governance Committee

Each of Messrs. Pope, Flesias and Ali serve as members of the Nominating and Corporate Governance Committee. Mr. Flesias serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended August 31, 2021.

Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director.
●	To select and approve the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.
●	To review the Board’s committee structure and composition and to appoint directors to serve as members of each committee and committee chairmen.
●	To develop and recommend to the Board for approval standards for determining whether a director has a relationship with us that would impair its independence.
●	To review and discuss with management the disclosure regarding the operations of the nominating and corporate governance committee and director independence, and to recommend that this disclosure be included in our proxy statement or annual report on Form 10-K, as applicable.
●	To monitor compliance with our Code of Ethics and Business Conduct (the “Code of Ethics”), to investigate any alleged breach or violation of the Code of Ethics and to enforce the provisions of the Code of Ethics.
●	To meet at least two times a year.
●	To review the nominating and corporate governance committee charter at least annually and recommend any proposed changes to the Board for approval.

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Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

The Board will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at an annual meeting of stockholders or for vacancies of the Board that arise between annual meetings must provide the Board with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our bylaws. Such documentation and the name of the director candidate should be sent by U.S. mail to:

Novo Integrated Sciences, Inc. Board of Directors

c/o Novo Integrated Sciences, Inc.

Attention: Corporate Secretary

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

Nominating Director Candidates

For director nominations to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must give timely notice in proper written form to the Secretary, consistent with the Company’s bylaw.

Evaluating Director Candidates

The Board has no formal guidelines or policy with regard to the consideration of any director candidates recommended by shareholders. The nominating and corporate governance committee will consider several factors when evaluating the appropriate characteristics of candidates for service as a director. The nominating and corporate governance committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the committee. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character, and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the nominating and corporate governance committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and professional experience that is relevant to the Board’s needs, including, but not limited to, Board diversity. A member of the nominating and corporate governance committee will contact, for further review, those candidates who the committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The nominating and corporate governance committee is responsible for conducting, with the assistance of the Corporate Secretary, and subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the committee learns during this process, it determines which nominee(s) to submit for election. The committee uses a comparable process for evaluating all director candidates, regardless of the source of the recommendation.

The nominating and corporate governance committee is authorized to use, as it deems appropriate or necessary, an outside consultant to identify and screen potential director candidates. No outside consultants were used during the fiscal year ended August 31, 2021 to identify or screen potential director candidates. The nominating and corporate governance committee will reassess the qualifications of a current director, including the director’s attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

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Code of Ethics

We have adopted a code of ethics meeting the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of violations; and provide accountability for adherence to the provisions of the code of ethics.

Board Leadership Structure and Board’s Role in Risk Oversight

Our Board of Directors has a Chairman, Mr. Mattacchione. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We believe that separation of the roles of Chairman and Chief Executive Officer is not necessary at this time to ensure appropriate oversight by the Board of Directors of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board of Directors may periodically review its leadership structure. In addition, the Board of Directors will hold executive sessions in which only independent directors are present.

Our Board of Directors is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into two categories, financial and product commercialization. The audit committee will oversee management of financial risks; our Board of Directors regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board of Directors regularly reviews plans, results and potential risks related to our product development and commercialization efforts. Our compensation committee is expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on us.

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

Novo Integrated Sciences, Inc. Board of Directors

c/o Novo Integrated Sciences, Inc.

Attention: Corporate Secretary

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters, our compensation and benefit programs, or the nomination of directors and other corporate governance matters will remain with the full Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

●	Forward the communication to the director or directors to whom it is addressed;
●	Attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or
●	Not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of such forms, we believe that except as set forth herein, no Section 16(a) reporting persons failed to timely file their required Section 16(a) reports during the year fiscal ended August 31, 2021. During the fiscal year ended August 31, 2021, Thomas Bray, our former principal financial officer, failed to timely file a Form 3.

Director Compensation

During the fiscal year ended August 31, 2021, our non-employee directors received options to purchase shares of our common stock as compensation for serving on the Board. During the fiscal year ended August 31, 2021, Mr. Pope received an option to purchase 33,000 shares of common stock, and each of Messrs. Flesias and Oliva received an option to purchase 19,800 shares of common stock. Mr. Oliva ceased to be a member of our Board of Directors on June 30, 2022. Mr. Ali was appointed as a director on June 30, 2022 and therefore, did not serve as a member of our Board of Directors during the fiscal year ended August 31, 2021.

During the fiscal year ending August 31, 2022, each of Messrs. Pope, Flesias and Oliva received an option to purchase 93,995 shares of our common stock as compensation for serving on the Board. In addition, we paid Mr. Pope $15,000 in cash for his services as chair of the Audit Committee. During the fiscal year ending August 31, 2022, Mr. Ali, who was appointed as a director on June 30, 2022, received an option to purchase 39,480 shares of common stock.

In addition, during the fiscal year ending August 31, 2022, our Board granted to Mr. Dalcourt and Mr. Gaynor 250,000 and 50,000, respectively, shares of common stock as compensation for services on the Board, for which Messrs. Dalcourt and Gaynor were uncompensated since their appointment in 2017.

EXECUTIVE COMPENSATION

The following table summarizes all compensation earned by Messrs. Mattacchione and David (together, our “Named Executive Officers”).

2021 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Robert Mattacchione,	8/31/2021	$46,500	$-	$-	$-		$-	$46,500
Chief Executive Officer	8/31/2020	$-	$-	$-	$-		$-	$-

Christopher David,	8/31/2021	$114,750	$-	$-	$-		$-	$114,750
Chief Operating Officer-President	8/31/2020	$96,000	$-	$-	$1,680,640	(1)	$-	$1,776,640

(1)	Represents the aggregate grant date fair value of an option to purchase 575,000 shares of common stock. The option was fully vested at grant, has a 5-year term and has an exercise price of $3.00 per share. See Note 13 to our audited financial statements included herein for assumptions used to determine the aggregate grant date fair value of the stock option.

On December 29, 2017, the Company granted Mr. David a 5-year option to purchase 200,000 restricted shares of the Company’s common stock at an exercise price of $4.20 per share. On April 30, 2020, the exercise price for Mr. David’s options was re-priced to $1.60 and the expiration date of Mr. David’s 200,000 options was extended to December 29, 2024.

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Robert Mattacchione

On June 18, 2021, the Company entered into an executive agreement (the “June 2021 Mattacchione Agreement”) with GPE Global Holdings Inc., an entity controlled by Robert Mattacchione and through which Mr. Mattacchione will provide services to the Company (“GPE”). Mr. Mattacchione serves as the Company’s Chairman of the Board and Chief Executive Officer, and is the Company’s majority stockholder. Pursuant to the terms of the June 2021 Mattacchione Agreement, Mr. Mattacchione will continue to serve as the Company’s Chief Executive Officer. Mr. Mattacchione also continues to serve as Chairman of the Board. In consideration thereof, the Company agreed to (i) pay Mr. Mattacchione an annual base salary of $186,000, (ii) pay Mr. Mattacchione a monthly bonus reconciled quarterly and paid as follows: (a) quarterly cash bonuses equal to 10% of positive net income (“PNI”), and (b) PNI will be reconciled within 30 days after the close of the quarter with payments to Mr. Mattacchione made within 45 days of the close of the quarter, and (iii) pay Mr. Mattacchione bonuses based on increases in the Company’s market cap valuation (“MCV”) from the date of the June 2021 Mattacchione Agreement, with the following milestone bonus parameters:

(a)	For each and every $50,000,000 Company MCV increase sustained for a period of not less than 30 days (the “50M Bonus Event”), Mr. Mattacchione will receive $1,000,000, or 2% of $50,000,000, in Company common stock. For the sake of clarity, Mr. Mattacchione will only be issued compensation based on $50,000,000 MCV increments; there will be no compensation issued for anything above $50,000,000 until the subsequent $50,000,000 MCV milestone is achieved. This bonus will be capped at a Company MCV of $1 billion. The 50M Bonus Event stock will be issued as (i) 50% restricted shares within 30 days of the respective 50M Bonus Event or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company, and (ii) 50% registered shares from the Company’s current active incentive plan within 30 days of the respective 50M Bonus Event.

(b)	Upon the Company reaching and sustaining a MCV of $1 billion for no less than 30 days (the “1B Bonus Event”), Mr. Mattacchione will receive $50,000,000, or 5% of $1 billion, in restricted shares of Company common stock. The 1B Bonus Event stock will be issued within 30 days of the 1B Bonus Event or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company.

(c)	For each additional $1 billion MCV, beyond the initial 1B Bonus Event, sustained for a period of no less than 30 days, Mr. Mattacchione will receive $50,000,000, or 5% of $1 billion, in restricted shares of the Company’s common stock. This additional 1B Bonus Event Stock, commencing with a $2 billion MCV and each additional 1B MCV increase, beyond $2 billion, will be issued within 30 days of the Bonus Event, or at a later date as requested by Mr. Mattacchione, and held as an allocation to Mr. Mattacchione, until the requisition date as provided in writing, by Mr. Mattacchione, to the Company.

The June 2021 Mattacchione Agreement supersedes all prior compensation arrangements between the Company and Mr. Mattacchione.

The Company will be deemed to be in default under the June 2021 Mattacchione Agreement upon the occurrence of any of the following events:

(a)	if the Company shall become insolvent, or bankrupt, or subject to the provisions of the U.S. Bankruptcy Code, or shall go into liquidation, either voluntarily or under an order of a Court of competent jurisdiction, or shall make a general assignment for the benefit of its creditors, or otherwise acknowledge its insolvency; or

(b)	if a liquidator or liquidators or receiver or receivers or a trustee or trustees in bankruptcy, be appointed to the Company, or if its secured creditors take possession of the property of the Company or any substantial or essential part thereof in the sole determination of Mr. Mattacchione; or

(c)	if the Company fails, refuses or neglects to promptly pay any monies owing to Mr. Mattacchione when due under the June 2021 Mattacchione Agreement.

Mr. Mattacchione will be deemed to be in default under the June 2021 Mattacchione Agreement upon the occurrence of any of the following events:

(a)	if Mr. Mattacchione fails, refuses or neglects to promptly perform any material obligations owing to the Company when due under the June 2021 Mattacchione Agreement, and such failure in performance shall continue for 10 business days following notice from the Company unless Mr. Mattacchione shall have commenced within the 10 days following notice and is continuing acceptable measures to remedy the said failure in performance.

(b)	If the performance of Mr. Mattacchione is not to minimum standards as expected by the Board of Directors of the Company.

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The term of the June 2021 Mattacchione Agreement will run for an initial term of 36 months. The term may be extended at the end of the initial term if the Company and Mr. Mattacchione mutually agree.

Mr. Mattacchione may terminate the June 2021 Mattacchione Agreement at any time, upon 90 days’ written notice to the Company, and receive (i) additional compensation equal to $1,500,000 in restricted shares of the Company’s common stock as consideration for the previous tenure of unpaid service filling the roles and responsibilities as the Company’s Chief Executive Officer since October 17, 2018, and (ii) any other compensation earned within the June 2021 Mattacchione Agreement.

Notwithstanding anything in the June 2021 Mattacchione Agreement to the contrary, the Company may terminate Mr. Mattacchione’s service for cause for any one of the following reasons: (i) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (ii) commission of any act of theft, fraud, dishonesty, or falsification of any Company records, (iii) improper disclosure of the Company’s confidential or proprietary information, (iv) any action by Mr. Mattacchione which has a detrimental effect on the Company’s reputation or business, (v) Mr. Mattacchione’s failure or inability to perform any reasonable assigned duties after written notice from the Company thereof, and a reasonable opportunity to cure, such failure or inability, (vi) any breach of the June 2021 Mattacchione Agreement, which breach is not cured within 15 days following written notice of such breach, (vii) a course of conduct amounting to gross incompetence, (viii) chronic and unexcused absenteeism, (ix) unlawful appropriation of a corporate opportunity, or (x) misconduct in connection with the performance of any of Mr. Mattacchione’s duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Mr. Mattacchione’s services with the Company for cause, the Company shall be under no further obligation to Mr. Mattacchione, except to pay all accrued but unpaid renumeration.

The Company may terminate Mr. Mattacchione’s services at any time without cause; provided, however, that Mr. Mattacchione will be entitled to severance pay in the amount of three years renumeration and certain additional compensation as identified in the June 2021 Mattacchione Agreement, but if, and only if, Mr. Mattacchione executes a valid and comprehensive release of any and all claims that Mr. Mattacchione may have against the Company in a form provided by the Company and Mr. Mattacchione executes such form within 30 days of tender.

Christopher David

On November 30, 2018, the Company entered into an employment agreement (the “November 2018 Agreement”) with Mr. David, effective December 1, 2018. Pursuant to the terms of the November 2018 Agreement, Mr. David agreed to serve as the Company’s President. In consideration thereof, the Company agreed to pay Mr. David a monthly salary of $8,000. The November 2018 Agreement terminated on July 31, 2019 pursuant to its terms; however, the parties continued to perform pursuant to the same terms until August 6, 2020.

On August 6, 2020, the Company entered into an employment agreement (the “August 2020 Agreement”) with Mr. David, effective August 5, 2020. Pursuant to the terms of the August 2020 Agreement, Mr. David agreed to serve as the Company’s President. In consideration thereof, the Company agreed to (i) pay Mr. David a monthly salary of $8,000, and (ii) grant Mr. David a 5-year option to purchase 575,000 shares of the Company’s restricted common stock at an exercise price of $3.00 per share. The option fully vested on the date of grant and expires on August 6, 2025.

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On June 18, 2021, the Company entered into an employment agreement (the “June 2021 David Agreement”) with Mr. David, the Company’s President and a member of the Company’s Board of Directors. Pursuant to the terms of the June 2021 David Agreement, Mr. David agreed to serve as the Company’s President and Chief Operating Officer. In consideration thereof, the Company agreed to (i) pay Mr. David an annual base salary of $171,000, (ii) pay Mr. David a monthly bonus reconciled quarterly and paid as follows: (a) quarterly cash bonuses equal to 10% of PNI, and (b) PNI will be reconciled within 30 days after the close of the quarter with payments to Mr. David made within 45 days of the close of the quarter, and (iii) pay Mr. David bonuses based on increases in the Company’s MCV from the date of the June 2021 David Agreement, with the following milestone bonus parameters:

(a)	For each and every $50,000,000 Company MCV increase sustained for a period of not less than 30 days (the “50M Bonus Event”), Mr. David will receive $500,000, or 1% of $50,000,000, in Company common stock. For the sake of clarity, Mr. David will only be issued compensation based on $50,000,000 MCV increments; there will be no compensation issued for anything above $50,000,000 until the subsequent $50,000,000 MCV milestone is achieved. This bonus will be capped at a Company MCV of $1 billion. The 50M Bonus Event stock will be issued as (i) 50% restricted shares within 30 days of the respective 50M Bonus Event or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company, and (ii) 50% registered shares from the Company’s current active incentive plan within 30 days of the respective 50M Bonus Event.

(b)	Upon the Company reaching and sustaining a MCV of $1 billion for no less than 30 days (the “1B Bonus Event”), Mr. David will receive $20,000,000, or 2% of $1 billion, in restricted shares of Company common stock. The 1B Bonus Event stock will be issued within 30 days of the 1B Bonus Event or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company.

(c)	For each additional $1 billion MCV, beyond the initial 1B Bonus Event, sustained for a period of no less than 30 days, Mr. David will receive $20,000,000, or 2% of $1 billion, in restricted shares of the Company’s common stock. This additional 1B Bonus Event Stock, commencing with a $2 billion MCV and each additional 1B MCV increase, beyond $2 billion, will be issued within 30 days of the Bonus Event, or at a later date as requested by Mr. David, and held as an allocation to Mr. David, until the requisition date as provided in writing, by Mr. David, to the Company.

The June 2021 David Agreement supersedes the employment agreement dated August 6, 2020 between the Company and Mr. David.

The Company will be deemed to be in default under the June 2021 David Agreement upon the occurrence of any of the following events:

(a)	if the Company shall become insolvent, or bankrupt, or subject to the provisions of the U.S. Bankruptcy Code, or shall go into liquidation, either voluntarily or under an order of a Court of competent jurisdiction, or shall make a general assignment for the benefit of its creditors, or otherwise acknowledge its insolvency; or

(b)	if a liquidator or liquidators or receiver or receivers or a trustee or trustees in bankruptcy, be appointed to the Company, or if its secured creditors take possession of the property of the Company or any substantial or essential part thereof in the sole determination of Mr. David; or

(c)	if the Company fails, refuses or neglects promptly pay any monies owing to Mr. David when due under the June 2021 David Agreement.

Mr. David will be deemed to be in default under the June 2021 David Agreement upon the occurrence of any of the following events:

(a)	if Mr. David fails, refuses or neglects to promptly perform any material obligations owing to the Company when due under the June 2021 David Agreement, and such failure in performance shall continue for 10 business days following notice from the Company unless Mr. David shall have commenced within the 10 days following notice and is continuing acceptable measures to remedy the said failure in performance.

(b)	If the performance of Mr. David is not to minimum standards as expected by the Board of Directors of the Company.

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The term of the June 2021 David Agreement will run for an initial term of 36 months. The term may be extended at the end of the initial term if the Company and Mr. David mutually agree.

Mr. David may terminate the June 2021 David Agreement at any time, upon 90 days’ written notice to the Company, and receive (i) additional compensation equal to $300,000 in restricted shares of the Company’s common stock as consideration for the discount to market salary Mr. David was paid, from July 12, 2017 through May 31, 2021, filling the roles and responsibilities as the Company’s President, and (ii) any other compensation earned within the June 2021 David Agreement.

Notwithstanding anything in the June 2021 David Agreement to the contrary, the Company may terminate Mr. David’s employment for cause for any one of the following reasons: (i) conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed, (ii) commission of any act of theft, fraud, dishonesty, or falsification of any Company records, (iii) improper disclosure of the Company’s confidential or proprietary information, (iv) any action by Mr. David which has a detrimental effect on the Company’s reputation or business, (v) Mr. David’s failure or inability to perform any reasonable assigned duties after written notice from the Company thereof, and a reasonable opportunity to cure, such failure or inability, (vi) any breach of the June 2021 David Agreement, which breach is not cured within 15 days following written notice of such breach, (vii) a course of conduct amounting to gross incompetence, (viii) chronic and unexcused absenteeism, (ix) unlawful appropriation of a corporate opportunity, or (x) misconduct in connection with the performance of any of Mr. David’s duties, including, without limitation, misappropriation of funds or property of the Company, securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company, misrepresentation to the Company, or any violation of law or regulations on Company premises or to which the Company is subject. Upon termination of Mr. David’s employment with the Company for cause, the Company shall be under no further obligation to Mr. David, except to pay all accrued but unpaid renumeration.

The Company may terminate Mr. David’s employment at any time without cause; provided, however, that Mr. David will be entitled to severance pay in the amount of three years renumeration and certain additional compensation as identified in the June 2021 David Agreement, but if, and only if, Mr. David executes a valid and comprehensive release of any and all claims that Mr. David may have against the Company in a form provided by the Company and Mr. David executes such form within 30 days of tender.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the named executive officers as of August 31, 2021.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Christopher David	150,000	-	1.60	6/29/23
	100,000	-	1.60	2/19/24
	75,000	-	1.60	4/28/24
	100,000	-	$1.60	7/12/24
	200,000	-	$1.60	12/29/24
	575,000	-	$3.00	8/6/25

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Equity Compensation Plan Information

The table below shows information with respect to all our equity compensation plans as of August 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	-	-	5,732,950
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	-

(1) This represents the 498,750 shares of common stock issuable pursuant to the Company’s 2015 Incentive Compensation Plan (the “2015 Plan”), 864,900 shares of common stock issuable pursuant to the Novo Integrated Sciences, Inc. 2018 Incentive Plan (the 2018 Plan”) and 4,369,300 shares of common stock issuable pursuant to the Novo Integrated Sciences, Inc. 2021 Equity Incentive Plan (the 2021 Plan”). The Company does not intend to award any additional grants under the 2015 Plan or the 2018 Plan.

On September 8, 2015, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the Novo Integrated Sciences, Inc. the 2015 Plan, which authorizes the issuance of up to 500,000 shares of common stock to employees, officers, directors or independent consultants of the Company, provided that no person can be granted shares under the 2015 Plan for services related to raising capital or promotional activities. As of August 31, 2021, the 2015 Plan has 498,750 shares available for award; however, the Company does not intend to issue any additional grants under the 2015 Plan.

On January 16, 2018, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the Novo Integrated Sciences, Inc. 2018 Plan. Under the 2018 Plan, 1,000,000 shares of common stock are authorized for the grant of stock options and the issuance of restricted stock, stock appreciation rights, phantom stock and performance awards to officers, directors, employees and eligible consultants to the Company or its subsidiaries. As of August 31, 2021, the 2018 Plan has 864,900 shares available for award; however, the Company does not intend to issue any additional grants under the 2018 Plan.

On February 9, 2021, the Company’s Board of Directors and stockholders holding a majority of the Company’s outstanding common stock approved the Novo Integrated Sciences, Inc. 2021 Plan. Under the 2021 Plan, a total of 4,500,000 shares of common stock are authorized for issuance pursuant to the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares or other cash- or stock-based awards to officers, directors, employees and eligible consultants to the Company or its subsidiaries. Subject to adjustment as provided in the 2021 Plan, the maximum aggregate number of shares that may be issued under the 2021 Plan will be cumulatively increased on January 1, 2022 and on each subsequent January 1 through and including January 1, 2023, by a number of shares equal to the smaller of (i) 3% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by our Board of Directors. As of August 31, 2021, the 2021 Plan has 4,369,300 shares are available for award.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements and indemnification arrangements, discussed in the sections titled “Directors, Executive Officers and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since September 1, 2019 and each currently proposed transaction in which:

●	We and any subsidiaries thereof have been or will be a participant;

●	The amount involved exceeds the lesser of $120,000 or 1% of the average of the smaller reporting company’s total assets at year-end for the last two completed fiscal years; and

●	Any of our directors, executive officers or beneficial owners of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

At August 31, 2021, the Company had outstanding advances totaling $478,920 due to related parties. These related parties are stockholders, officers and/or affiliates of the Company, as well as owners, officers and/or shareholders of the companies that provided the advances to the Company. These amounts, owed by the Company, are payable upon demand.

At August 31, 2021, the Company had debentures totaling $1,221,764 including principal and interest, due to the following related parties:

●	$324,794 due to Peak Health LTC Inc., a company whose owner (Pierre Dalcourt) was a director until June 30, 2022 and is greater than 5% shareholder of the Company, and

●	$110,009 due to Michael Gaynor Physiotherapy PC, a company whose owner (Michael Gaynor) was an officer and director until June 30, 2022, and is greater than 5% shareholder of the Company, and

●	$323,110 due to ICC Healthnet Canada, Inc., a company whose owner (Robert Mattacchione) is a greater than 5% shareholder of the Company, and

●	$463,851 due to Healthnet Assessment Inc., a company whose owner (Robert Mattacchione) is a greater than 5% shareholder of the Company.

On September 30, 2013, the Company issued five debentures totaling CAD$6,402,512 in connection with the acquisition of certain business assets. The holders of the debentures are current stockholders, officers and/or affiliates of the Company. The debentures are secured by all the assets of the Company, accrue interest at 8% per annum and were originally due on September 30, 2016. On December 2, 2017, the debenture holders agreed to extend the due date to September 30, 2019. On September 27, 2019, the debenture holders agreed to extend the due date to September 30, 2021. On November 2, 2021, the debenture holders agreed to extend the due date to December 1, 2023.

On January 31, 2018, the debenture holders converted 75% of the debenture value of $3,894,809 plus accrued interest of $414,965 into 1,047,588 shares of the Company’s common stock. The per share price used for the conversion of each debenture was $4.11 which was determined based on the average price of the five trading days immediately preceding the date of conversion with a 10% premium added to the calculated per share price. At August 31, 2021, the amount of debentures outstanding was $982,205.

Amounts loaned to the Company by stockholders and officers of the Company are payable upon demand. At August 31, 2021 and 2020, the amount due to related parties was $478,920 and $528,213, respectively.

The Company leased office space from a related party on a month-to-month basis with monthly lease payments of $1,487. The lease was terminated on May 31, 2020.

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PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement. We believe that our executive compensation program is consistent with our existing compensation policies and philosophies, which are designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, motivate and retain individuals who contribute to Novo’s long-term success.

Decisions on the executive compensation program are made by the Compensation Committee. Decisions regarding executive compensation reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. Our Compensation Committee implements our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

Additional information about the compensation of our named executive officers is provided in the “Executive Compensation” section of this Proxy Statement, which includes compensation tables and narrative discussion. We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Novo Integrated Sciences, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers, as disclosed in the proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation Summary section, compensation tables and narrative discussion, and other related disclosure.”

Vote Required

This is a non-binding advisory vote only. The affirmative vote of the majority of the shares present and entitled to vote at the Annual Meeting is required to approve Proposal 2. You may vote “for,” “against” or “abstain” from voting on Proposal 2. Abstentions will have the effect of a vote “against” Proposal 2. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 2. While this vote is advisory and not binding on us, it will provide information to our Compensation Committee regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

PROPOSAL 3—ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In addition to the advisory approval of our executive compensation program described in Proposal 2, we are also seeking a non-binding determination from our stockholders as to the frequency with which stockholders would have an opportunity to provide an advisory approval of our executive compensation program. We are providing stockholders the option of selecting a frequency of one, two or three years, or abstaining.

After careful consideration of the frequency alternatives, the Board believes that conducting an advisory vote on executive compensation every three years is appropriate for the Company and its stockholders at this time.

As an advisory vote, this proposal is non-binding and will not overrule any decision by the Board or require the Board to take any action. However, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future decisions for the frequency in which stockholders may vote on executive compensation.

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Vote Required

This is a non-binding advisory vote only. The frequency of the advisory vote (every one, two or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders. With respect to Proposal 3, you may vote every “one year,” “two years,” or “three years” or “abstain” from voting on Proposal 3. If you “abstain” from voting with respect to Proposal 3, your vote will have no effect on this proposal. Broker non-votes will have no effect on the vote for Proposal 3.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR EVERY THREE YEARS AS THE FREQUENCY FOR THE COMPANY’S EXECUTIVE COMPENSATION ADVISORY VOTE.

PROPOSAL 4—RATIFICATION OF THE APPOINTMENT OF

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SRCO acted as our independent registered public accounting firm for the fiscal year ended August 31, 2021. The Audit Committee has appointed SRCO to act in that capacity for the fiscal year ending August 31, 2022. SRCO has served as the Company’s independent registered public accounting firm since the Board’s appointment on March 10, 2020. On March 10, 2020, the Company’s prior independent registered public accounting firm, NVS Professional Corporation (formerly NVS Chartered Accountants Professional Corporation) (“NVS”), resigned as the Company’s independent registered public accounting firm because NVS had requested the Public Company Accounting Oversight Board (“PCAOB”) to withdraw NVS’ registration with the PCAOB.

A representative of SRCO is not expected to be present at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of SRCO as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain SRCO or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The following table shows the fees that were billed for the audit and other services provided by SRCO for the fiscal years ended August 31, 2021 and 2020.

	Fiscal Year Ended August 31,
	2021	2020
Audit Fees (1)	$92,750	$27,750
Audit-Related Fees (2)	60,000	-
Tax Fees (3)	-	-
All Other Fees (4)	14,300	-
Total	$167,050	$27,750

(1)	Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements. The audit fees for fiscal year ended August 31, 2021 includes $41,250 billed in respect of the fiscal year ended August 31, 2020. In addition to fees billed by SRCO, NVS billed the Company $52,500 for audit fees provided for the fiscal year ended August 31, 2019.
(2)	Audit-Related Fees - This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include historical audits of the businesses acquired, consultation regarding our correspondence with the SEC, other accounting consulting and other audit services.
(3)	Tax Fees - This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.
(4)	All Other Fees - This category consists of fees for other miscellaneous items.

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Our Audit Committee has determined that the services provided by SRCO are compatible with maintaining the independence of the auditor as our independent registered public accounting firm.

Board of Directors Pre-Approval Process, Policies and Procedures

All audit and permissible non-audit services provided by our independent registered public accounting firm must be pre-approved. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of service. The independent registered public accounting firm and management periodically report to the board of directors regarding the extent of services provided by the independent registered public accounting firm. Consistent with the board of directors’ policy, all audit and permissible non-audit services provided by our independent registered public accounting firm were pre-approved by our board of directors.

REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with SRCO, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended August 31, 2021 (the “2021 Financial Statements”).
●	SRCO has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
●	The Audit Committee has received from SRCO the written disclosures and the letter required by applicable requirements of the PCAOB regarding SRCO’s communications with the Audit Committee concerning independence and has discussed SRCO’s independence with them, and based on this evaluation and discussion, recommended that SRCO be selected as the independent registered public accounting firm for the Company for the fiscal year ending August 31, 2022.
●	Based upon the aforementioned review, discussions and representations of SRCO, the Audit Committee recommended to the Board of Directors that the 2021 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2021.

Submitted by the Audit Committee of the Board of Directors:

Michael Pope, Chairman

Alex Flesias

Sarfaraz Ali

Mr. Ali was appointed as a member of our Board and of the Audit Committee on June 30, 2022. Mr. Ali was not involved in any review of or discussion regarding the audited financial statements for the fiscal year ended August 31, 2021. Robert Oliva, who ceased to be a member of the Board on June 30, 2022, was a member of the Audit Committee at the time that our Annual Report on Form 10-K was filed with the SEC.

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Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of SRCO as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 4. Abstentions will have the effect of a vote “against” Proposal 4. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 4.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF SRCO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our current named executive officers and directors that beneficially own shares of our common stock; and

●	all our executive officers and directors as a group.

All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 30,659,073 shares issued and outstanding as of the Record Date. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

Name of Beneficial Owner (1)	Amount of Beneficial Ownership		Percent of Outstanding Common Stock (2)
Directors and Named Executive Officers:
Robert Mattacchione	12,933,562	(1)	42.2%
Christopher David	1,281,950	(2)	4.0%
Alex Flesias	66,798	(3)	*
Michael Pope	79,998	(4)	*
All directors and executive officers as a group (6 persons)	14,282,310	(5)	44.7%

Principal Shareholders (more than 5%):
ALMC-ASAP Holdings, Inc. (6)	12,908,562	(7)	42.1%
Hudson Bay Capital Management LP (8)	3,179,257	(9)	10.4%
Pierre Dalcourt (10)	3,637,794	(11)	11.9%
Michael Gaynor (12)	1,793,713	(13)	5.9%

* Less than 1%.

(1) Represents (i) 12,908,562 shares owned by ALMC-ASAP Holdings, Inc. (“ALMC”), and (ii) 25,000 shares that may be acquired upon exercise of vested options held by Ms. Emily Mattacchione, Mr. Mattacchione’s spouse. ALMC is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and depository power over these shares.

(2) Includes 1,200,000 shares that may be acquired upon exercise of vested options.

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(3) Represents shares that may be acquired upon exercise of vested options.

(4) Represents shares that may be acquired upon exercise of vested options.

(5) Includes shares beneficially owned by Messrs. Mattacchione, David, Zsebok, Flesias, Pope and Ali and 1,291,798 shares that may be acquired by such persons upon exercise of vested options.

(6) ALMC-ASAP Holdings, Inc.’s address is 119 Westcreek Drive, Suite 1, Woodbridge Ontario Canada L4L 9N6.

(7) ALMC-ASAP Holdings, Inc.’s shares are held by the Mattacchione Family Trust. See footnote 1 above.

(8) Hudson Bay Capital Management LP’s address is 28 Havemeyer Place, 2nd Floor, Greenwich, Connecticut 06830. Hudson Bay Capital Management LP serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities are held. As such, Hudson Bay Capital Management LP may be deemed to be the beneficial owner of these shares, subject to a 9.99% blocker, if any, underlying the securities held by HT Investments MA LLC. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities.

(9) Represents shares of common stock issuable upon exercise of warrants and/or conversion of convertible notes.

(10) Mr. Dalcourt ceased to be a member of the Company’s Board of Directors on June 30, 2022.

(11) Represents shares owned by 1218814 Ontario Inc., which is 50% owned by Dr. Pierre Dalcourt, a member of the Company’s Board, and 50% owned by Ms. Amanda Dalcourt, Dr. Dalcourt’s spouse. 1218814 Ontario Inc.’s shares are held by the Dalcourt Family Trust. Dr. Dalcourt and Ms. Dalcourt are co-trustees of the Dalcourt Family Trust and share voting and depository power over these shares.

(12) Mr. Gaynor ceased to be a member of the Company’s Board of Directors on June 30, 2022.

(13) Represents shares owned by Michael Gaynor Family Trust. Mr. Gaynor is trustee of Michael Gaynor Family Trust and has voting and depository power over these shares.

OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended August 31, 2021, including the financial statements filed as part of the Annual Report (the “2021 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2021 Form 10-K, without charge, upon written request to Corporate Secretary, Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004. The 2021 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov.).

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“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Pacific Stock Transfer Company, 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119.

To delist yourself from householding in the future you may write us at Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004, Attention: Corporate Secretary, or call (800) 785-7782. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

STOCKHOLDER PROPOSALS FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, Novo Integrated Sciences, Inc., 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004 no later than March 10, 2023. The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice will need to be received by the secretary to our principal executive offices not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day prior to the scheduled date of the annual meeting of stockholders. If our annual meeting is called for a date that is not within 45 days before or after such anniversary date, a stockholder’s notice will need to be received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which we first publicly announce the date of the annual meeting. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

By Order of the Board of Directors,

/s/ Robert Mattacchione
Chairman of the Board and Chief Executive Officer

July 8, 2022

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TEST ISSUE REF 1999 REG

2 MAIN STREET
ANYWHERE PA 99999-9999

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Proxy for: TEST ISSUE REF 1999 REG

Voting Instructions

You can vote by Internet

Instead of mailing your proxy, you may choose to vote on the Internet. Validation details including Control ID are located on this form.

Please vote immediately. Your vote is important.

Log on to the Internet and go to
https://ipst.pacificstocktransfer.com/pxlogin
See your Control ID below.
Follow the steps outlined on this secured Web site.

Meeting Information

The Annual Meeting of Stockholders of Novo Integrated Sciences, Inc. will be held in virtual format on Friday, August 19, 2022 at 1:00 p.m. EST. The proxy materials are being mailed to all stockholders eligible to vote at the Annual Meeting.

CONTROL ID:
(For Internet Voting)

PROXY #: 99
(For Mail In Voting)

*****REGISTRAR MUST RECEIVE YOUR VOTING INSTRUCTIONS PRIOR TO 11:59 PM ON 8/18/2022*****

PROXY CARD: RETURN ENTIRE PAGE IF MAILING IN

This Proxy will be voted in accordance with the directions given herein. If no direction is given, this proxy will be voted per the Board of Directors' recommendation. VOTING ITEMS CONTINUED ON BACK SIDE OF PROXY CARD.

A. Voting Items (Fill in only one box per nominee or item in black or blue ink)
*The Board of Directors recommends a vote FOR each of the matters and nominees listed below.

Sarfaraz Ali	For ☐ Withhold ☐	Robert Mattacchione	For ☐ Withhold ☐
Christopher David	For ☐ Withhold ☐	Michael Pope	For ☐ Withhold ☐
Alex Flesias, B.A., LLB	For ☐ Withhold ☐		

For ☐ Against ☐ Abstain ☐

One year ☐ Two years ☐ Three years ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

For ☐ Against ☐ Abstain ☐

Proxy #: 99

Shares: 90.00

PROXY FOR: TEST ISSUE REF 1999 REG
ANYWHERE PA 99999-9999

PROXY CARD

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Materials are available at http://annualgeneralmeetings.com/novo/

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY E-MAIL: info@pacificstocktransfer.com

2) BY TELEPHONE: 1-800-785-7782

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 19, 2022

The undersigned hereby appoints Robert Mattacchione and Christopher David, and each of them, agent and proxy, with full power of substitution, to represent the undersigned and to vote all shares of common stock of Novo Integrated Sciences, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Novo Integrated Sciences, Inc. to be held in virtual format on Friday, August 19, 2022 at 1:00 p.m., Eastern Time, and any adjournments thereof, upon all matters that may properly come before the Annual Meeting of Stockholders.

This Proxy, when properly executed, will be voted in the manner herein specified by the undersigned stockholder and at the discretion of the above-named Proxies upon such other matters as may properly come before the annual meeting. ****If no direction is made, this Proxy will be voted "FOR" the election of directors, "FOR" approval of executive compensation (non-binding advisory vote), "THREE YEARS" for the frequency of executive compensation advisory votes (non-binding advisory vote), and "FOR" the ratification of the appointment of auditors, SRCO Professional Corporation for fiscal year ending August 31, 2022.**** If you do not sign and return the Proxy card, or vote online, or attend the meeting and vote by ballot, your shares cannot be voted.

B. Authorized Signatures - This section must be completed for your vote to be counted. Date and Sign Below.

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give the full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership's name by authorized person.

Signatures and Date:

____

____

☐ **I plan to attend the meeting on August 19, 2022**

ADDRESS CHANGE - This section is to write in an address change.

If voting by mail, you must complete Sections A & B and mail in the provided envelope.